UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2023 (May 16, 2023)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, ConocoPhillips (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2023. At the Annual Meeting, the Company’s stockholders approved the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Omnibus Plan”), which was unanimously adopted by the Company’s Board of Directors on February 15, 2023, subject to stockholder approval at the Annual Meeting. The effective date of the Omnibus Plan is May 16, 2023.

The Omnibus Plan will replace the 2014 Omnibus Stock and Performance Incentive Plan of ConocoPhillips (the “Prior Plan”) and provides for the issuance of up to 36 million shares of common stock for compensation to employees and non-employee directors of the Company and its subsidiaries, consisting of 26 million newly authorized shares and 10 million shares authorized for issuance, but unissued, under the Prior Plan. The Human Resources and Compensation Committee of the Board of Directors (“HRCC”) or a delegate of the HRCC or the Board of Directors determines the type of employee awards made under the Omnibus Plan, designates the classes of employees who are eligible recipients of awards, and approves grants for employees; provided that the HRCC must approve grants to senior officers as defined by the charter of the HRCC. The Board of Directors determines the type and amount of awards made to directors. Awards granted under the Omnibus Plan may consist of stock options, stock appreciation rights, stock awards (consisting of restricted stock and non-restricted grants of common stock or units denominated in common stock), cash awards or performance awards. Awards are subject to the terms, conditions and limitations as determined by the granting authority.

The Omnibus Plan is attached as Exhibit 10.1. A description of the material terms and conditions of the Omnibus Plan is provided on page 132 of the Company’s proxy statement filed with the Securities and Exchange Commission on April 3, 2023, which description is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 16, 2023, the Company’s Board of Directors amended and restated the Company’s bylaws in the form attached as Exhibit 3.1 hereto (as so amended and restated, the “Amended and Restated Bylaws”). The amendments effected by the Amended and Restated Bylaws, among other things:

•	modify the provisions for the availability of stockholder lists and the manner in which stockholder meetings (including virtual meetings) may be adjourned, in each case consistent with recent amendments to the Delaware General Corporation Law;

•	require any stockholder soliciting proxies from other stockholders to use a proxy card color other than white;

•	enhance procedural mechanics and disclosure requirements in connection with stockholders submitting director nominations or other business for consideration at a stockholder meeting, including by (1) requiring any such stockholder to certify that it (or any beneficial owner on whose behalf a nomination is made) will deliver a proxy statement or a notice of availability of proxy materials to holders of the Company’s voting stock sufficient to carry the proposal (or 67% in the case of a director nomination), and to certify that it, among others, has complied with all federal, state and other legal requirements in connection with its acts and omissions as a Company stockholder, (2) requiring any such stockholder to have complied in all respects with all applicable federal and state law (including Rule 14a-19 promulgated under the Securities and Exchange Act of 1934), and (3) requiring any such stockholder to update any information provided to the Company under the Amended and Restated Bylaws within specified periods prior to the applicable record date, meeting date and any adjournment, recess, rescheduling or postponement of the meeting;

•	allow stockholders voting at a special meeting of stockholders to consider any actions brought at the direction of the Company’s Board of Directors, even if such actions are not specified in the notice of the meeting; and

•	make other technical and conforming revisions and clarifications.

The foregoing summary description of the amendments effected by the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 16, 2023.  As of the record date for the Annual Meeting, there were a total of 1,211,878,514 shares outstanding and entitled to vote. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 13 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Dennis V. Arriola	910,437,050	40,741,200	1,274,289	110,964,126
Jody Freeman	895,146,618	56,122,798	1,183,123	110,964,126
Gay Huey Evans CBE	900,127,033	50,826,227	1,499,279	110,964,126
Jeffrey A. Joerres	893,301,475	57,621,579	1,529,485	110,964,126
Ryan M. Lance	891,989,562	59,136,733	1,326,244	110,964,126
Timothy A. Leach	909,396,905	41,872,469	1,183,165	110,964,126
William H. McRaven	909,246,944	41,932,321	1,273,274	110,964,126
Sharmila Mulligan	908,724,043	42,506,770	1,221,726	110,964,126
Eric D. Mullins	909,693,648	41,244,711	1,514,180	110,964,126
Arjun N. Murti	906,196,031	44,982,715	1,273,793	110,964,126
Robert A. Niblock	770,852,903	180,305,520	1,294,116	110,964,126
David T. Seaton	901,478,435	49,727,020	1,247,084	110,964,126
R.A. Walker	900,530,074	50,686,645	1,235,820	110,964,126

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	1,026,582,105	35,554,328	1,280,232	-

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory vote on the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Vote on the Compensation of our Named Executive Officers	892,511,909	56,677,540	3,263,090	110,964,126

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The frequency receiving the highest number of votes on the advisory vote on the frequency of the vote on the compensation of our named executive officers was one year. Consistent with the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determine that a different frequency for such votes is in the best interests of the Company’s stockholders.

	Number of Shares
	Voted For One Year	Voted For Two Years	Voted For Three Years	Abstentions	Broker Nonvotes
Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers	897,359,425	4,163,515	25,872,944	25,056,655	110,964,126

ADOPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO CALL A SPECIAL MEETING

The adoption of an Amended and Restated Certificate of Incorporation to provide stockholders with a combined 20% of the Company’s outstanding shares the right to call a special meeting was not approved. Approval required the affirmative vote of the holders of not less than 80% of the outstanding shares of the Company’s common stock entitled to vote on the matter.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Adoption of Amended and Restated Certificate of Incorporation	947,326,728	3,514,478	1,611,333	110,964,126

APPROVAL OF 2023 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN OF CONOCOPHILLIPS

The adoption of the 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Adoption of 2023 Omnibus Stock and Performance Incentive Plan of ConocoPhillips	877,328,716	72,707,745	2,416,078	110,964,126

STOCKHOLDER PROPOSAL – INDEPENDENT BOARD CHAIRMAN

A stockholder proposal for the Company to adopt an enduring policy and amend the governing documents as necessary in order that two (2) separate people hold the office of the Chairman and the office of the CEO was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Independent Board Chairman	242,926,454	706,979,272	2,546,813	110,964,126

STOCKHOLDER PROPOSAL – SHARE RETENTION UNTIL RETIREMENT

A stockholder proposal for the Company to disclose if, and how, it seeks to require that Named Executive Officers retain a significant percentage of shares acquired through equity compensation programs until reaching normal retirement age was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Share Retention Until Retirement	217,413,078	731,532,295	3,507,166	110,964,126

STOCKHOLDER PROPOSAL – REPORT ON TAX PAYMENTS

A stockholder proposal for the Company to issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in accordance with the requirements and recommendations set forth in the Global Reporting Initiative’s (GRI) Tax Standard, including disclosure of payments to governments was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Report on Tax Payments	163,457,088	782,322,358	6,673,093	110,964,126

STOCKHOLDER PROPOSAL – REPORT ON LOBBYING ACTIVITES

A stockholder proposal for the Company to provide a full, detailed disclosure of its direct and indirect lobbying activities and expenditures to assess whether its lobbying is consistent with the Company’s expressed goals and in shareholders’ best interests was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Report on Lobbying Activities	93,903,175	849,829,576	8,719,788	110,964,126

Item 9.01	Financial Statement Exhibits

(d) Exhibits

Exhibit No.	Document Description
3.1	Second Amended and Restated Bylaws, dated May 16, 2023
10.1	2023 Omnibus Stock and Performance Plan of ConocoPhillips
104	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Shannon B. Kinney
May 18, 2023	Shannon B. Kinney Vice President, Deputy General Counsel, Chief Compliance Officer and Corporate Secretary